UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2018

MELINTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 George Street, Suite 301, New Haven, CT		06511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 767-0291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Melinta Therapeutics, Inc. (the “Company”) is filing this Current Report on Form 8-K solely for the purpose of filing certain Exhibits that will be incorporated by reference into the Company’s Annual Report on Form 10-K, which the Company intends to file no later than March 16, 2018. The Company completed a merger transaction with the former privately-held Melinta Therapeutics, Inc. in November 2017, resulting in additional Exhibits being required to be filed with the Company’s Form 10-K.

Item 9.01	Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.	Description

4.1	Warrant Agreement, dated December 17, 2014, by and between Melinta Therapeutics, Inc. and Hercules Technology Growth Capital, Inc.

10.1+	Amendment No. 1 to the Cempra, Inc. 2011 Equity Incentive Plan, as amended March 9, 2018.

10.2+	Letter Agreement, dated November 8, 2013, as amended, by and between Melinta Therapeutics, Inc. and Paul Estrem, as amended and restated on March 16, 2015.

10.3+	Amended and Restated Severance Agreement, dated August 29, 2017, by and between Melinta Therapeutics, Inc. and Paul Estrem.

10.4+	Employee Noncompetition, Nondisclosure and Developments Agreement, dated December 9, 2013, by and between Melinta Therapeutics, Inc. and Paul Estrem.

10.5+	Letter Agreement, dated November 18, 2013, by and between Melinta Therapeutics, Inc. and Sue Cammarata.

10.6+	Amended and Restated Severance Agreement, dated August 29, 2017, by and between Melinta Therapeutics, Inc. and Sue Cammarata.

10.7+	Employee Noncompetition, Nondisclosure and Developments Agreement, dated November 18, 2013, by and between Melinta Therapeutics, Inc. and Sue Cammarata.

10.8+	Letter Agreement, dated as of December 2, 2001, by and between Melinta Therapeutics, Inc. and Erin Duffy.

10.9+	Amended and Restated Severance Agreement, dated August 29, 2017, by and between Melinta Therapeutics, Inc. and Erin Duffy.

10.10+	Employee Noncompetition, Nondisclosure and Developments Agreement, dated January 9, 2001, by and between Melinta Therapeutics, Inc. and Erin Duffy.

10.11+	Letter Agreement, dated as of February 5, 2016, by and between Melinta Therapeutics, Inc. and John Temperato.

10.12+	Employee Noncompetition, Nondisclosure and Developments Agreement, dated as of February 16, 2016, by and between Melinta Therapeutics, Inc. and John Temperato.

10.13+	Amended and Restated Severance Agreement, dated August 29, 2017, by and between Melinta Therapeutics, Inc. and John Temperato.

10.14*	Amended and Restated License Agreement, dated May 1, 2017, between Melinta Therapeutics, Inc. and Wakunaga Pharmaceutical Co. Ltd.

10.15	Patheon Master Manufacturing Services Agreement, dated July 20, 2016, by and between Melinta Therapeutics, Inc. and Patheon UK Limited.

10.16+	Separation and Release Agreement, dated December 21, 2017, between Melinta Therapeutics, Inc. and John Temperato.

10.17*	License and Supply Agreement, dated November 30, 2010, by and between Melinta Therapeutics, Inc. and Cydex Pharmaceuticals, Inc. (a wholly owned subsidiary of Ligand Pharmaceuticals Incorporated), incorporated by reference to Exhibit 10.29 of the S-1/A filed by Rib-X Pharmaceuticals, Inc. on March 13, 2012.

10.18	Amendment to the License Agreement, dated as of January 6, 2009, by and between Eli Lilly and Company and Targanta Therapeutics Corporation

*	The Company has requested confidential treatment with respect to portions of this exhibit. Those portions have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

+	The exhibit contains a management contract, compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2018	Melinta Therapeutics, Inc.

	By:	/s/ Paul Estrem
Paul Estrem
Chief Financial Officer